UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – March 31, 2010

Vanguard Equity Income Fund
Semiannual Report

March 31, 2010

> For the six months ended March 31, 2010, Investor Shares of Vanguard Equity

Income Fund returned 10.51% and Admiral Shares returned 10.61%.

> Consumer, industrials, and health care stocks were the major contributors to the fund’s return, which outpaced its benchmark but was a step behind the average return of peer-group funds.

> The fund’s yield declined over the six months because of rising stock prices and lower dividend levels.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangements.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Equity Income Fund
Investor Shares	10.51%
Admiral™ Shares	10.61
FTSE High Dividend Yield Index	9.20
Equity Income Funds Average	10.76

Equity Income Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010

Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$ 17.40	$ 18.95	$ 0.272	$ 0.000
Admiral Shares	36.46	39.72	0.595	0.000

1

Chairman’s Letter

Dear Shareholder:

Vanguard Equity Income Fund Investor Shares returned 10.51% for the fiscal half-year ended March 31, 2010, and Admiral Shares returned 10.61%. The fund’s results contrast sharply with the losses that we reported to you for the past two fiscal years, which reflected the impact of the worst bear market in stocks in 70 years.

With the tailwind of a more or less uninterrupted climb in stock prices from their bear-market low in March 2009 and adroit stock selection by the fund’s advisors, the fund outperformed the 9.20% return posted by its benchmark index. The fund was a step behind the 10.76% average return of competitive funds, however.

At the end of the period, the Equity Income Fund’s Investor Shares had a 30-day SEC yield of 2.47% and Admiral Shares yielded 2.60%. The fund’s yields are slightly lower than those we reported to you as of September 30, 2009, because of rising stock prices and dividend cutbacks by corporations seeking to conserve cash in a still-unsettled economy.

Stock market rally continued despite a few minor setbacks

After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%.

2

Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options

The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

Market Barometer

		Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Stock selection helped the fund outpace its benchmark

The Equity Income Fund has the twin goals of providing an above-average level of dividend income and selecting stocks that have the potential for capital growth. Consistent with its first goal, the fund has typically been a richer source of income than the broad stock market. For example, as of March 31, 2010, the fund’s Investor Shares provided a 30-day SEC yield of 2.47% compared with the market’s 1.51% (as measured by Vanguard Total Stock Market Index Fund’s Investor Shares).

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.36%	0.24%	1.36%

The fund expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Equity Income Funds.

4

During the past six months, adept stock selection helped the fund take advantage of the strong market and deliver handsome capital appreciation. Among the major contributors to return were its consumer and industrials holdings, which benefited from signs that the economy seems to be slowly but steadily climbing out of recession.

Bright spots included Nestle, a consumer staples stock, and Stanley Black & Decker, a consumer discretionary stock. (Tool makers Stanley Works and Black & Decker merged in March.) Despite solid returns in industrials, the fund missed some attractive opportunities among aerospace and defense companies, most notably Boeing, which faced a weak commercial airline market but nevertheless delivered strong six-month results.

In the financial sector, traditionally a major source of dividend income and among the fund’s largest sector weightings, the fund sidestepped weakness in Citigroup, which continued to struggle with the effects of the financial crisis.

A diversification strategy can help during difficult times

The future is always uncertain, as vividly illustrated in recent years. Since uncertainty can’t be abolished, the best strategy to protect your portfolio from the worst outcomes, while giving yourself the opportunity to participate in the best, is to diversify your portfolio among, and within, different asset classes, and invest for the long haul. You can further enhance your chances of success by minimizing the costs associated with your investments.

The Equity Income Fund can play an important role as one component of such a broadly diversified portfolio and allows you to take advantage of the portfolio management skills of two talented advisors.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 20, 2010

5

Advisors’ Report

For the six months ended March 31, 2010, the Investor Shares of Vanguard Equity Income Fund returned 10.51% and the lower-cost Admiral Shares returned 10.61%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on April 12, 2010.

Wellington Management Company, LLP

Portfolio Manager:

W. Michael Rechmeyer, III, CFA Senior Vice President and Equity Portfolio Manager

U.S. economic conditions continue to improve. The expansion is broadening as evidenced by increases in capital spending and expanding exports. Employment is improving, but we need to see further gains to create a self-sustaining economic expansion. There is still the risk that economic growth will slow as fiscal and

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	61	2,577	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative Equity	36	1,530	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings-quality of companies as compared with
			their peers.
Cash Investments	3	131	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

monetary stimuli wane in the second half of the year, but at this point the economy seems to have enough momentum to sustain its expansion.

Corporate earnings have been strong as a result of aggressive cost-cutting measures. These actions, combined with improving revenues, have created significant operating leverage and boosted profits. While the stock market has smartly anticipated much of the improvement in corporate earnings, future equity gains will be influenced by the sustainability and magnitude of the economic expansion.

Globally, most economies are also improving, showing further signs of economic stabilization. Although global economies still face headwinds such as large structural deficits and inflationary pressures, we believe these issues are not enough to derail the global economic recovery.

Over the past six months, we selectively trimmed exposure to the financial sector. While earnings have largely improved as expected, dividend increases in the sector have been more elusive because of regulatory pressures and higher capital requirements. As a result, we discovered better-yielding opportunities in the information technology, health care, and consumer staples sectors.

Our largest purchases included food manufacturing and packaging company Kraft, U.K.-based drug company AstraZeneca,

and midwestern U.S.-based regulated utility Xcel Energy. Our sales included stocks that reached or approached our target prices, such as Caterpillar, Air Products & Chemicals, GlaxoSmithKline, and Bank of America.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

The U.S. equity market performed quite well for the six months, rising over 12% as the economy continued to exhibit signs of recovery, corporate earnings were stronger than anticipated, and some investors appeared to regain confidence in exposure to equities.

Volatility continued to be a part of the investing mix as not all news during the period was positive. Markets were upset by events such as China’s steps to slow its economy, Greece’s debt worries, and the uncertainty of health care and financial market regulation here at home. Volatility could be with us for some time as the Federal Reserve begins to revise its credit policy and employment and housing uncertainties remain. Although growth stocks outpaced value-oriented, dividend-paying companies by over one percentage point for the full six-month period, this trend was reversed during the second three months of the period as value outperformed growth by two percentage points, led by consumer discretionary, industrial and financial companies.

7

Our company evaluation process added value throughout the period, as our management decisions, valuation, and earnings-quality indicators accurately distinguished the outperformers from the underperformers. The management decisions model evaluates the decisions corporate managers make to enhance shareholder value while the valuation model measures the price we will pay for a stock’s earnings or cash flow. The quality model separates cheap stocks that deserve their low valuation because of poor margins from their more profitable peers. Our growth and market-sentiment models were slightly negative.

At the stock level, selection results were strongest in the financial and consumer discretionary sectors. Selections such as New York Community Bancorp, Limited Brands, McGraw Hill and Gannett led our relative results. On the other hand, our selections in the industrial sector dampened our overall return. We underweighted companies such as Boeing, Deere, Caterpillar, and Emerson Electric because they were not attractively ranked relative to their peers. That positioning restrained our performance as those companies performed better than the market for the semiannual period.

After going through an unprecedented period of dividend cuts and eliminations, corporate balance sheets are generally in sound shape and many companies hold substantial amounts of cash on their books. With that in mind, as the year progresses we expect to see cash dividends restored by companies that eliminated them and increased by companies that reduced their payouts.

8

Equity Income Fund

Fund Profile
As of March 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.36%	0.24%
30-Day SEC Yield	2.47%	2.60%

Portfolio Characteristics
			FTSE High		DJ
			Dividend		U.S. Total
			Yield		Market
	Fund		Index		Index
Number of Stocks	155		562		4,159
Median Market Cap	$58.0B		$54.9	B	$31.4	B
Price/Earnings Ratio	14.8	x	17.3	x	23.0	x
Price/Book Ratio	2.1	x	2.3	x	2.2	x
Return on Equity	20.8%		21.7%		19.1%
Earnings Growth Rate	3.9%		4.3%		6.9%
Dividend Yield	3.1%		3.0%		1.7%
Foreign Holdings	6.0%		0.0%		0.0%
Turnover Rate
(Annualized)	57%		—		—
Short-Term Reserves	0.6%		—		—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	10.2%	8.4%	11.0%
Consumer Staples	14.3	17.6	9.8
Energy	11.8	10.6	10.0
Financials	15.1	10.9	17.3
Health Care	12.1	12.3	12.4
Industrials	14.8	15.7	10.9
Information
Technology	8.6	9.5	18.5
Materials	3.3	3.6	4.0
Telecommunication
Services	3.5	4.5	2.6
Utilities	6.3	6.9	3.5

Volatility Measures
		DJ
		U.S. Total
	Spliced Equity	Market
	Income Index	Index
R-Squared	0.99	0.92
Beta	0.91	0.88
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	3.6%
JPMorgan Chase & Co.	Diversified Financial
	Services	3.4
Microsoft Corp.	Systems Software	3.3
Chevron Corp.	Integrated Oil &
	Gas	3.1
Merck & Co. Inc.	Pharmaceuticals	2.9
General Electric Co.	Industrial
	Conglomerates	2.9
Pfizer Inc.	Pharmaceuticals	2.8
AT&T Inc.	Integrated
	Telecommunication
	Services	2.4
Intel Corp.	Semiconductors	2.2
Home Depot Inc.	Home
	Improvement Retail	2.1
Top Ten		28.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratios were 0.35% for
Investor Shares and 0.22% for Admiral Shares.

9

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1999, Through March 31, 2010

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	3/21/1988	45.35%	2.47%	4.19%
Admiral Shares	8/13/2001	45.53	2.60	3.43[1]

1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

10

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.3%)[1]
Consumer Discretionary (9.9%)
Home Depot Inc.	2,803,900	90,706
McDonald’s Corp.	1,245,005	83,067
Genuine Parts Co.	1,120,600	47,334
Stanley Black & Decker Inc.	787,200	45,193
Sherwin-Williams Co.	659,100	44,608
Mattel Inc.	734,900	16,712
McGraw-Hill Cos. Inc.	318,600	11,358
Ltd Brands Inc.	431,000	10,611
Fortune Brands Inc.	209,900	10,182
Gannett Co. Inc.	575,228	9,503
Time Warner Inc.	302,100	9,447
DR Horton Inc.	698,700	8,804
Comcast Corp.	472,200	8,485
Whirlpool Corp.	92,300	8,053
H&R Block Inc.	302,200	5,379
Cooper Tire & Rubber Co.	253,074	4,814
Cracker Barrel Old
Country Store Inc.	54,700	2,537
Cato Corp. Class A	31,966	685
Comcast Corp. Class A	28,500	536
		418,014
Consumer Staples (13.8%)
Philip Morris
International Inc.	1,672,055	87,214
PepsiCo Inc.	1,191,100	78,803
Kraft Foods Inc.	1,854,389	56,077
Kimberly-Clark Corp.	836,975	52,629
General Mills Inc.	674,500	47,748
Wal-Mart Stores Inc.	754,500	41,950
Procter & Gamble Co.	617,900	39,095
Altria Group Inc.	1,775,955	36,443
Sysco Corp.	1,179,100	34,783
Coca-Cola Co.	443,082	24,369
Nestle SA ADR	429,800	22,001
Colgate-Palmolive Co.	153,100	13,053
Lorillard Inc.	166,400	12,520
Hershey Co.	246,500	10,553
ConAgra Foods Inc.	412,600	10,344
Sara Lee Corp.	717,200	9,991

	Herbalife Ltd.	96,600	4,455
	Lancaster Colony Corp.	71,574	4,220
	Del Monte Foods Co.	51,900	758
			587,006
Energy (11.4%)
	Chevron Corp.	1,706,900	129,434
	BP PLC ADR	1,553,100	88,635
	Exxon Mobil Corp.	1,071,700	71,783
	ConocoPhillips	1,195,200	61,158
	Occidental Petroleum Corp.	611,400	51,688
	Total SA ADR	586,700	34,040
	Marathon Oil Corp.	696,100	22,025
	Spectra Energy Corp.	502,200	11,315
	Williams Cos. Inc.	395,800	9,143
	Southern Union Co.	96,100	2,438
			481,659
Exchange-Traded Fund (1.1%)
2	Vanguard Value ETF	963,400	48,623

Financials (14.2%)
	JPMorgan Chase & Co.	3,198,000	143,110
	PNC Financial Services
	Group Inc.	766,282	45,747
	Wells Fargo & Co.	1,439,400	44,794
	ACE Ltd.	737,500	38,571
	Chubb Corp.	689,062	35,728
	Toronto-Dominion Bank	384,800	28,698
	Unum Group	1,058,700	26,224
	Allstate Corp.	739,500	23,893
	Aflac Inc.	435,600	23,649
	Marsh & McLennan Cos. Inc.	964,500	23,553
	Goldman Sachs Group Inc.	136,300	23,257
	Credit Suisse Group AG ADR	412,900	21,215
	American Express Co.	480,700	19,834
	Bank of New York
	Mellon Corp.	605,961	18,712
	Travelers Cos. Inc.	295,200	15,923
	New York Community
	Bancorp Inc.	625,600	10,347
	Hudson City Bancorp Inc.	729,800	10,334
	Everest Re Group Ltd.	102,800	8,320

11

Equity Income Fund

		Market
		Value•
	Shares	($000)
Endurance Specialty
Holdings Ltd.	223,700	8,310
^ M&T Bank Corp.	100,400	7,970
Bank of Hawaii Corp.	156,400	7,030
Allied World Assurance Co.
Holdings Ltd.	109,400	4,907
American Financial
Group Inc.	129,000	3,670
Waddell & Reed Financial Inc.	98,100	3,536
RenaissanceRe Holdings Ltd.	60,900	3,457
Aspen Insurance
Holdings Ltd.	78,100	2,252
Advance America Cash
Advance Centers Inc.	137,141	798
		603,839
Health Care (11.7%)
Johnson & Johnson	2,319,505	151,232
Merck & Co. Inc.	3,300,714	123,282
Pfizer Inc.	6,944,967	119,106
AstraZeneca PLC ADR	664,600	29,721
Bristol-Myers Squibb Co.	724,232	19,337
Medtronic Inc.	357,400	16,094
Abbott Laboratories	233,500	12,301
Eli Lilly & Co.	335,049	12,135
Hill-Rom Holdings Inc.	200,501	5,456
Cardinal Health Inc.	117,700	4,241
Baxter International Inc.	25,300	1,472
Owens & Minor Inc.	26,200	1,215
		495,592
Industrials (14.4%)
General Electric Co.	6,654,272	121,108
3M Co.	927,200	77,486
Waste Management Inc.	1,422,600	48,980
Eaton Corp.	487,000	36,900
Illinois Tool Works Inc.	742,200	35,151
Republic Services Inc.
Class A	1,109,400	32,195
PACCAR Inc.	716,200	31,040
Ingersoll-Rand PLC	816,500	28,471
Tyco International Ltd.	708,700	27,108
United Parcel Service Inc.
Class B	316,500	20,386
Honeywell International Inc.	396,162	17,934
United Technologies Corp.	231,500	17,041
Lockheed Martin Corp.	191,700	15,953
Northrop Grumman Corp.	216,013	14,164
Raytheon Co.	234,200	13,378
Schneider Electric SA	106,234	12,411
Pitney Bowes Inc.	370,500	9,059
Boeing Co.	119,600	8,684
RR Donnelley & Sons Co.	402,310	8,589
Hubbell Inc. Class B	166,100	8,377
Briggs & Stratton Corp.	395,700	7,716
Apogee Enterprises Inc.	394,675	6,240
Caterpillar Inc.	87,800	5,518
Emerson Electric Co.	70,500	3,549

Deluxe Corp.	56,500	1,097
Rockwell Automation Inc.	2,700	152
		608,687
Information Technology (8.1%)
Microsoft Corp.	4,836,200	141,556
Intel Corp.	4,103,900	91,353
Texas Instruments Inc.	1,250,800	30,607
Maxim Integrated
Products Inc.	1,329,306	25,775
Analog Devices Inc.	884,300	25,485
Taiwan Semiconductor
Manufacturing Co.
Ltd. ADR	1,592,300	16,703
Xilinx Inc.	257,400	6,564
Molex Inc.	183,600	3,830
Earthlink Inc.	215,200	1,838
Jabil Circuit Inc.	101,500	1,643
		345,354
Materials (3.2%)
EI du Pont de
Nemours & Co.	1,112,227	41,419
Packaging Corp. of America	1,269,700	31,247
PPG Industries Inc.	375,700	24,571
Lubrizol Corp.	115,600	10,603
Eastman Chemical Co.	144,000	9,170
Glatfelter	369,205	5,350
Sonoco Products Co.	138,800	4,274
International Paper Co.	168,800	4,154
Stepan Co.	74,000	4,136
Dow Chemical Co.	13,100	387
		135,311
Telecommunication Services (3.4%)
AT&T Inc.	3,922,205	101,349
Verizon
Communications Inc.	1,043,128	32,358
Qwest Communications
International Inc.	1,613,200	8,421
Windstream Corp.	30,100	328
		142,456
Utilities (6.1%)
Dominion Resources Inc.	812,070	33,384
Xcel Energy Inc.	1,439,500	30,517
Entergy Corp.	342,200	27,838
American Electric
Power Co. Inc.	663,500	22,678
Northeast Utilities	817,900	22,607
FPL Group Inc.	460,966	22,279
Exelon Corp.	336,800	14,755
Public Service
Enterprise Group Inc.	381,620	11,265
DTE Energy Co.	232,100	10,352
Constellation Energy
Group Inc.	290,500	10,199
NiSource Inc.	618,600	9,774
Oneok Inc.	196,971	8,992
Edison International	243,000	8,303

12

Equity Income Fund

		Market
		Value•
	Shares	($000)
Atmos Energy Corp.	267,210	7,634
National Fuel Gas Co.	119,100	6,021
Avista Corp.	256,684	5,316
AGL Resources Inc.	125,400	4,847
PNM Resources Inc.	239,000	2,995
		259,756
Total Common Stocks
(Cost $3,643,760)		4,126,297
Temporary Cash Investments (2.7%)[1]
Money Market Fund (2.0%)
3,4 Vanguard Market Liquidity
Fund, 0.183%	83,282,923	83,283

	Face
	Amount
	($000)
Repurchase Agreement (0.5%)
Goldman Sachs & Co. 0.010%,
4/1/10 (Date d 3/31/10,
Repurchase Value
$22,300,000, collateralized
by Government National
Mortgage Assn.
4.000%–6.000%,
3/20/34–12/20/39)	22,300	22,300

U.S. Government and Agency Obligations (0.2%)
5,6 Freddie Mac Discount Notes,
0.320%, 9/7/10	7,110	7,101
Total Temporary Cash Investments
(Cost $112,683)		112,684
Total Investments (100.0%)
(Cost $3,756,443)		4,238,981

Other Assets and Liabilities (0.0%)
Other Assets	29,369
Liabilities[4]	(29,982)
(613)
Net Assets (100%)	4,238,368

At March 31, 2010, net assets consisted of:
Amount
($ 000)
Paid-in Capital	4,529,895
Overdistributed Net Investment Income	(7,638)
Accumulated Net Realized Losses	(767,796)
Unrealized Appreciation (Depreciation)
Investment Securities	482,538
Futures Contracts	1,369
Net Assets	4,238,368

Investor Shares—Net Assets
Applicable to 138,695,951 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,628,133
Net Asset Value Per Share—
Investor Shares	$ 18.95

Admiral Shares—Net Assets
Applicable to 40,543,770 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,610,235
Net Asset Value Per Share—
Admiral Shares	$ 39.72

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,088,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.4% and 0.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $3,190,000 of collateral received for securities on loan.
5 Securities with a value of $7,101,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Equity Income Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	64,026
Interest[2]	83
Security Lending	143
Total Income	64,252
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,715
Performance Adjustment	289
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,826
Management and Administrative—Admiral Shares	779
Marketing and Distribution—Investor Shares	257
Marketing and Distribution—Admiral Shares	133
Custodian Fees	33
Shareholders’ Reports—Investor Shares	30
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	4
Total Expenses	6,069
Net Investment Income	58,183
Realized Net Gain (Loss)
Investment Securities Sold[2]	12,136
Futures Contracts	7,614
Realized Net Gain (Loss)	19,750
Change in Unrealized Appreciation (Depreciation)
Investment Securities	328,275
Futures Contracts	97
Change in Unrealized Appreciation (Depreciation)	328,372
Net Increase (Decrease) in Net Assets Resulting from Operations	406,305

1 Dividends are net of foreign withholding taxes of $226,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $656,000, $58,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,183	130,251
Realized Net Gain (Loss)	19,750	(770,444)
Change in Unrealized Appreciation (Depreciation)	328,372	223,473
Net Increase (Decrease) in Net Assets Resulting from Operations	406,305	(416,720)
Distributions
Net Investment Income
Investor Shares	(37,424)	(79,799)
Admiral Shares	(23,843)	(51,186)
Realized Capital Gain
Investor Shares	—	(14,956)
Admiral Shares	—	(9,460)
Total Distributions	(61,267)	(155,401)
Capital Share Transactions
Investor Shares	(9,279)	136,361
Admiral Shares	4,040	(3,445)
Net Increase (Decrease) from Capital Share Transactions	(5,239)	132,916
Total Increase (Decrease)	339,799	(439,205)
Net Assets
Beginning of Period	3,898,569	4,337,774
End of Period[1]	4,238,368	3,898,569

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($7,638,000) and ($4,554,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Equity Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$17.40	$20.02	$27.01	$25.21	$23.73	$22.82
Investment Operations
Net Investment Income	.258	.585	.770	.733	.703	.653
Net Realized and Unrealized Gain (Loss)
on Investments	1.564	(2.506)	(5.617)	3.215	2.541	2.069
Total from Investment Operations	1.822	(1.921)	(4.847)	3.948	3.244	2.722
Distributions
Dividends from Net Investment Income	(.272)	(.587)	(.785)	(.730)	(.710)	(.640)
Distributions from Realized Capital Gains	—	(.112)	(1.358)	(1.418)	(1.054)	(1.172)
Total Distributions	(.272)	(.699)	(2.143)	(2.148)	(1.764)	(1.812)
Net Asset Value, End of Period	$18.95	$17.40	$20.02	$27.01	$25.21	$23.73

Total Return[1]	10.51%	-9.12%	-18.92%	16.29%	14.39%	12.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,628	$2,423	$2,626	$3,445	$3,035	$2,934
Ratio of Total Expenses to
Average Net Assets[2]	0.35%[3]	0.36%	0.30%	0.29%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.85%[3]	3.76%	3.30%	2.79%	2.94%	2.80%
Portfolio Turnover Rate	57%[3]	51%	55%	51%	26%	42%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.00%, 0.00%, (0.01)% and (0.01)%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Equity Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$36.46	$41.97	$56.62	$52.84	$49.74	$47.83
Investment Operations
Net Investment Income	.565	1.264	1.673	1.601	1.545	1.434
Net Realized and Unrealized Gain (Loss)
on Investments	3.290	(5.269)	(11.772)	6.746	5.324	4.338
Total from Investment Operations	3.855	(4.005)	(10.099)	8.347	6.869	5.772
Distributions
Dividends from Net Investment Income	(.595)	(1.270)	(1.705)	(1.595)	(1.560)	(1.406)
Distributions from Realized Capital Gains	—	(.235)	(2.846)	(2.972)	(2.209)	(2.456)
Total Distributions	(.595)	(1.505)	(4.551)	(4.567)	(3.769)	(3.862)
Net Asset Value, End of Period	$39.72	$36.46	$41.97	$56.62	$52.84	$49.74

Total Return	10.61%	-9.05%	-18.82%	16.44%	14.55%	12.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,610	$1,475	$1,711	$2,256	$1,783	$1,417
Ratio of Total Expenses to
Average Net Assets[1]	0.22%[2]	0.24%	0.18%	0.17%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.98%[2]	3.89%	3.42%	2.91%	3.08%	2.96%
Portfolio Turnover Rate	57%[2]	51%	55%	51%	26%	42%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.00%, 0.00%, (0.01%) and (0.01%).
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and

Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation

(depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

18

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the FTSE High Dividend Yield Index beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $365,000 for the six months ended March 31, 2010.

19

Equity Income Fund

For the six months ended March 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund’s average net assets, before an increase of $289,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $786,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,113,886	12,411	—
Temporary Cash Investments	83,283	29,401	—
Futures Contracts—Liabilities[1]	(316)	—	—
Total	4,196,853	41,812	—

1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2010	252	73,408	1,373
E-mini S&P 500 Index	June 2010	191	11,128	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Equity Income Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $55,116,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $727,490,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2010, the cost of investment securities for tax purposes was $3,756,443,000. Net unrealized appreciation of investment securities for tax purposes was $482,538,000, consisting of unrealized gains of $633,605,000 on securities that had risen in value since their purchase and $151,067,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2010, the fund purchased $1,102,827,000 of investment securities and sold $1,113,222,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended		Year Ended
	March 31, 2010		September 30, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($ 000)	(000)
Investor Shares
Issued	221,687	12,175	571,703	37,049
Issued in Lieu of Cash Distributions	34,258	1,844	86,878	5,584
Redeemed	(265,224)	(14,618)	(522,220)	(34,497)
Net Increase (Decrease)—Investor Shares	(9,279)	(599)	136,361	8,136
Admiral Shares
Issued	128,895	3,379	297,028	9,259
Issued in Lieu of Cash Distributions	19,109	491	49,009	1,503
Redeemed	(143,964)	(3,786)	(349,482)	(11,079)
Net Increase (Decrease)—Admiral Shares	4,040	84	(3,445)	(317)

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,105.09	$1.84
Admiral Shares	1,000.00	1,106.12	1.16
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.19	$1.77
Admiral Shares	1,000.00	1,023.83	1.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. W. Michael Reckmeyer, III, who began managing the Wellington Management portion of the fund in 2007, has over two decades of industry experience. The firm has advised the fund since 2000. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expense section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

24

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052010

Vanguard Growth Equity Fund
Semiannual Report

March 31, 2010

> For the six-month period ended March 31, 2010, Vanguard Growth Equity Fund returned about 14%.

> The fund outperformed its target benchmark, the Russell 1000 Growth Index, as well as the average return for large-capitalization growth funds.

> Stocks in the information technology, health care, and consumer discretionary sectors contributed most significantly to the fund’s performance for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	20
Trustees Approve Advisory Agreements.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
				Total
				Returns
Vanguard Growth Equity Fund				14.07%
Russell 1000 Growth Index				12.96
Large-Cap Growth Funds Average				11.58
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$8.60	$9.73	$0.075	$0.000

1

Chairman’s Letter

Dear Shareholder,

After rising dramatically throughout most of 2009, domestic stocks continued to post gains throughout the first three months of 2010, although not as rapidly. For the six-month period ended March 31, 2010, the broad U.S. stock market posted a solid return of about 12%.

Vanguard Growth Equity Fund fared better than the broad market, returning about 14% for the first six months of fiscal 2010. The fund performed better than its benchmark, the Russell 1000 Growth Index, as well as the average return of large-cap growth funds, for the period. Positive results from all market sectors helped boost fund returns.

Stock market rally continued despite a few minor setbacks

After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Spain and

2

Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options

The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Strong stock selection bolstered fund’s performance

For the six months ended March 31, Vanguard Growth Equity Fund posted positive results across the market.

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

The fund’s holdings in information technology, health care, and consumer discretionary stocks—which, together, accounted for about 62% of the fund’s holdings at the end of the period—contributed significantly to performance. Good stock selection in these areas helped push the fund’s returns past those of its index.

Information technology was the fund’s biggest performance booster for the period. Technology companies have remained among the top performers since the stock market rally began last spring, and the fund’s holdings in the industry were no exception. In IT services, the fund benefited from holdings in Visa and MasterCard. As consumer spending has picked up, these companies have watched processing volumes spike. The fund’s positions in Google, eBay, and Baidu—a Chinese search engine—also aided performance.

The advisors’ strong stock-picking in health care further helped to push returns higher. The fund’s relatively large position in pharmaceuticals proved beneficial. More specifically, significant holdings in Mylan and Teva Pharmaceutical Industries, both generic drugmakers, assisted performance as the demand for less-expensive drugs increased.

Stocks in the consumer discretionary sector also reaped the rewards of the recent jump in consumer spending. Internet and specialty retailers, including such companies as Amazon.com and

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Growth Equity Fund	0.51%	1.37%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.54%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Growth Funds.

4

Home Depot, saw stock prices spike as consumers began opening their wallets again.

Keep your sights set on the long term

Despite a pause in February, the stock market kept climbing over the past six months, extending a powerful rally that began over a year ago. While stocks continue to post solid gains for now, it’s impossible to know for sure whether this current bull market will continue.

Coming to terms with the market’s unpredictability includes the recognition that although you can’t control the market, you can control how you invest your money. That’s why Vanguard urges investors to create and stick with an investment plan that includes a mix of stocks, bonds, and short-term investments that is appropriate for their long-term goals and risk tolerance. A well-diversified portfolio can offer some protection during a down market, while also providing an opportunity for long-term growth.

With its low expense ratio and diversification among domestic mid-and large-cap growth stocks, we believe that Vanguard Growth Equity Fund can play an important role in such a well-balanced investment plan.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 20, 2010

5

Advisors’ Report

For the fiscal half-year ended March 31, 2010, Vanguard Growth Equity Fund returned about 14%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on April 22, 2010.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
Mick Brewis, Partner and Head of North American Investment Team

Over the six months ended March 31, 2010, the U.S. stock market continued to recover. While the rapid gains earlier in 2009 were based mainly on investors’ relief at the size and vigor of the policy responses to the financial crisis, the more recent market advances have been underpinned by a rebound in corporate earnings and cash flow, on the back of disciplined cost control. This leads us to

Vanguard Growth Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	49	314	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Jennison Associates LLC	48	310	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Cash Investments	3	17	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

6

a more optimistic outlook, despite the unresolved debt problems of consumers and the U.S. government.

Amid the usual barrage of economic reports, the U.S. economy clearly also seems to be recovering, although progress is somewhat uneven. We view consumer spending levels as encouraging, with the high end helped by the equity market recovery, while growth in industrial production has benefited from improving world-trade levels. This is in contrast to the labor and housing markets, which have yet to generate any real growth momentum. We remain optimistic, however, that improved corporate profitability will ultimately be reflected in higher employment levels; meanwhile, housing affordability is excellent.

Our portion of the portfolio has been active in the information technology sector. We added to our holdings in Apple, Microsoft, and Cisco Systems, and we newly purchased F5 Networks. Not only is a cyclical upturn for IT in the offing, but there is increasing evidence that strong secular drivers will benefit some technology stocks as businesses seek to improve their networks due to increased data-traffic volumes. Furthermore, much of the current network was built during the technology boom some ten years ago, when little consideration was given to the cost of power. Investment in new business equipment not only allows for the vast increase in traffic but also delivers rapid cost savings, making the purchase of such equipment especially attractive.

As stock-pickers, we are primarily interested in the ability of individual companies to generate sustainable growth. In that context, one of the key outcomes of the financial crisis has been that companies able to fund their own growth have emerged in stronger competitive shape than before. Newly purchased Bed Bath & Beyond is one example. We believe the company will benefit significantly from the bankruptcy of one of its main competitors, Linens ‘n Things; indeed, steady market-share gains of Bed Bath & Beyond over the last few quarters suggest this is already happening. At the same time, the company has an excellent record of profitable growth, sustained by strong merchandising and an entrepreneurial culture.

We are confident that the fund’s holdings are well placed to take advantage of improving economic conditions.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher,
Managing Director

We build our portfolio from the bottom up, based on our research of individual company fundamentals. During the six months ended March 31, 2010, the portfolio benefited from strong stock selection, especially in the information technology, consumer discretionary, and health care sectors.

7

In information technology, several holdings posted 25%-plus gains. Chinese-language Internet search engine Baidu reported strong earnings and revenue as advertising growth accelerated. We believe the Chinese search market is still in its early growth stage, and we like Baidu’s improving execution and exploration of long-term monetization opportunities.

Also in IT, payment processors MasterCard and Visa gained on improving processing volumes. We expect both companies to benefit as consumers continue their secular shift from paper money to electronic credit and debit transactions. VMware’s earnings and revenue results beat consensus expectations by wide margins. The firm’s software allows companies to more efficiently integrate and manage server, storage, and networking functions, thereby lowering their costs. Apple continues to be a prime beneficiary of the ongoing digitization of music, photos, and video, because of its cutting-edge software for managing, editing, and sharing content. Its creativity and innovation in product design and marketing should continue to drive share gains.

In consumer discretionary, Amazon.com’s strong earnings reflected the secular shift toward e-commerce and Amazon’s continued market-share gains. Disney also reported solid financial results.

We consider its portfolio to be one of the media sector’s most balanced and best positioned for growth. Two generic drugmakers, Mylan and Teva Pharmaceutical Industries, were standout performers in the health care sector. Demand for generic medicines is climbing as consumers and governments alike scramble to contain costs.

Weatherford International was a key detractor from return. The oil-services company reported disappointing earnings and suffered from concerns that its largest project, off the coast of Mexico, might be reevaluated by Mexico’s national oil company. We closed our position in the stock. Goldman Sachs and Morgan Stanley detracted from returns in the financial sector.

The revenue gains of companies held in the portfolio continue to accelerate, and we remain confident that our holdings will achieve better-than-average revenue growth this year.

8

Growth Equity Fund

Fund Profile
As of March 31, 2010

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	81	621	4,159
Median Market Cap $45.7B		$39.0B	$31.4B
Price/Earnings Ratio	22.5x	20.2x	23.0x
Price/Book Ratio	3.4x	3.6x	2.2x
Return on Equity	22.6%	24.7%	19.1%
Earnings Growth Rate 13.1%		14.4%	6.9%
Dividend Yield	1.1%	1.5%	1.7%
Foreign Holdings	4.7%	0.0%	0.0%
Turnover Rate
(Annualized)	53%	—	—
Ticker Symbol	VGEQX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.05%	—	—
Short-Term Reserves	2.1%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	12.0%	10.9%	11.0%
Consumer Staples	8.9	15.9	9.8
Energy	7.5	3.9	10.0
Financials	8.8	5.2	17.3
Health Care	17.9	15.9	12.4
Industrials	10.3	10.7	10.9
Information
Technology	31.8	32.3	18.5
Materials	1.8	3.8	4.0
Telecommunication
Services	0.9	0.6	2.6
Utilities	0.1	0.8	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.96	0.89
Beta	1.06	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer
	Hardware	4.6%
Cisco Systems Inc.	Communications
	Equipment	3.5
Microsoft Corp.	Systems Software	3.1
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.9
Walt Disney Co.	Movies &
	Entertainment	2.4
Home Depot Inc.	Home
	Improvement Retail	2.3
Progressive Corp.	Property & Casualty
	Insurance	2.1
Johnson & Johnson	Pharmaceuticals	2.1
Medco Health Solutions	Health Care
Inc.	Services	1.9
Google Inc. Class A	Internet Software &
	Services	1.8
Top Ten		26.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratio was 0.54%.

9

Growth Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1999, Through March 31, 2010

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Ten
	Date	Year	Years	Years
Growth Equity Fund	3/11/1992	48.19%	1.57%	-6.52%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

10

Growth Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copiedat the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (11.7%)
	Walt Disney Co.	434,598	15,172
	Home Depot Inc.	449,570	14,544
*	Amazon.com Inc.	83,409	11,321
	Omnicom Group Inc.	193,840	7,523
*	Starbucks Corp.	298,400	7,242
	NIKE Inc. Class B	93,068	6,840
	Coach Inc.	129,200	5,106
*	CarMax Inc.	168,400	4,230
*	Bed Bath & Beyond Inc.	73,040	3,196
			75,174
Consumer Staples (8.6%)
	PepsiCo Inc.	175,330	11,600
	Walgreen Co.	239,180	8,871
	Wal-Mart Stores Inc.	136,350	7,581
	Brown-Forman Corp.
	Class B	115,680	6,877
	Costco Wholesale Corp.	104,998	6,269
	Colgate-Palmolive Co.	54,201	4,621
	Alberto-Culver Co. Class B	150,642	3,939
	Shoppers Drug Mart Corp.	69,540	2,988
	Mead Johnson Nutrition Co.	29,800	1,551
*	Whole Foods Market Inc.	26,300	951
			55,248
Energy (7.2%)
	Schlumberger Ltd.	294,449	18,686
	Apache Corp.	101,420	10,294
	Occidental Petroleum Corp.	93,920	7,940
	EOG Resources Inc.	66,400	6,171
*	Southwestern Energy Co.	79,050	3,219
			46,310
Financials (8.4%)
	Progressive Corp.	711,080	13,575
*	Berkshire Hathaway Inc.
	Class B	136,756	11,114
	Goldman Sachs Group Inc.	60,146	10,263
	JPMorgan Chase & Co.	128,400	5,746
^	M&T Bank Corp.	67,680	5,372

			Market
			Value•
		Shares	($000)
	Morgan Stanley	160,600	4,704
*	Markel Corp.	8,190	3,068
			53,842
Health Care (17.6%)
	Johnson & Johnson	203,180	13,247
*	Medco Health Solutions Inc.	188,404	12,163
	Bristol-Myers Squibb Co.	423,820	11,316
	Teva Pharmaceutical
	Industries Ltd. ADR	159,985	10,092
	Baxter International Inc.	130,947	7,621
*	Mylan Inc.	329,262	7,478
*	Edwards Lifesciences Corp.	73,490	7,267
	Merck & Co. Inc.	193,150	7,214
*	Gilead Sciences Inc.	156,702	7,127
	Shire PLC ADR	91,800	6,055
	Stryker Corp.	94,740	5,421
	Alcon Inc.	32,444	5,242
*	Vertex Pharmaceuticals Inc.	94,600	3,866
*	Illumina Inc.	82,600	3,213
	Techne Corp.	44,270	2,820
*	Express Scripts Inc.	26,700	2,717
			112,859
Industrials (10.1%)
	United Technologies Corp.	139,650	10,280
	United Parcel Service Inc.
	Class B	151,880	9,783
	Rockwell Automation Inc.	149,590	8,431
	Deere & Co.	111,040	6,602
	Danaher Corp.	81,660	6,525
	Flowserve Corp.	49,200	5,425
*	Stericycle Inc.	94,670	5,159
	Precision Castparts Corp.	40,680	5,155
	Boeing Co.	70,800	5,141
^	Ritchie Bros Auctioneers Inc.	86,710	1,867
			64,368
Information Technology (31.3%)
*	Apple Inc.	124,407	29,227
*	Cisco Systems Inc.	870,551	22,660
	Microsoft Corp.	688,621	20,156

11

12

Growth Equity Fund

			Market
			Value•
		Shares	($000)
*	Google Inc. Class A	20,506	11,627
	Oracle Corp.	450,090	11,563
	Visa Inc. Class A	112,184	10,212
	Linear Technology Corp.	326,180	9,224
*	F5 Networks Inc.	147,580	9,078
	Hewlett-Packard Co.	167,842	8,921
	Mastercard Inc. Class A	34,000	8,636
*	eBay Inc.	282,400	7,611
*	Adobe Systems Inc.	208,577	7,377
*	Juniper Networks Inc.	230,100	7,060
*	VMware Inc. Class A	130,900	6,977
	Intel Corp.	308,000	6,856
*	NetApp Inc.	190,500	6,203
*	Agilent Technologies Inc.	180,180	6,196
	QUALCOMM Inc.	117,987	4,954
*	Baidu Inc. ADR	7,065	4,218
	Tencent Holdings Ltd. ADR	98,700	1,979
			200,735
Materials (1.7%)
	Praxair Inc.	53,910	4,475
	Potash Corp. of
	Saskatchewan Inc.	26,970	3,220
	Monsanto Co.	41,850	2,989
			10,684
Telecommunication Services (0.9%)
*	American Tower Corp.
	Class A	126,700	5,399
Total Common Stocks
(Cost $546,825)			624,619
Temporary Cash Investments (5.2%)[1]
Money Market Fund (4.8%)
2,3	Vanguard Market
	Liquidity Fund,
	0.183%	30,869,924	30,870

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.4%)
4,5 Freddie Mac
Discount Notes,
0.320%, 9/7/10	2,200	2,197
Total Temporary Cash Investments
(Cost $33,067)		33,067
Total Investments (102.7%)
(Cost $579,892)		657,686
Other Assets and Liabilities (-2.7%)
Other Assets		1,515
Liabilities[3]		(18,694)
		(17,179)
Net Assets (100%)
Applicable to 65,811,130 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		640,507
Net Asset Value Per Share		$9.73

At March 31, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,243,263
Overdistributed Net Investment Income		(1,000)
Accumulated Net Realized Losses		(679,827)
Unrealized Appreciation (Depreciation)
Investment Securities		77,794
Futures Contracts		277
Net Assets		640,507

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,224,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 2.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $3,321,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $2,197,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1]	3,844
Interest[2]	26
Security Lending	26
Total Income	3,896
Expenses
Investment Advisory Fees—Note B
Basic Fee	739
Performance Adjustment	(78)
The Vanguard Group—Note C
Management and Administrative	983
Marketing and Distribution	67
Custodian Fees	5
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	1,725
Net Investment Income	2,171
Realized Net Gain (Loss)
Investment Securities Sold	13,259
Futures Contracts	2,509
Foreign Currencies	1
Realized Net Gain (Loss)	15,769
Change in Unrealized Appreciation (Depreciation)
Investment Securities	63,946
Futures Contracts	(430)
Change in Unrealized Appreciation (Depreciation)	63,516
Net Increase (Decrease) in Net Assets Resulting from Operations	81,456

1 Dividends are net of foreign withholding taxes of $24,000.
2 Interest income from an affiliated company of the fund was $21,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Growth Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,171	5,772
Realized Net Gain (Loss)	15,769	(202,880)
Change in Unrealized Appreciation (Depreciation)	63,516	122,802
Net Increase (Decrease) in Net Assets Resulting from Operations	81,456	(74,306)
Distributions
Net Investment Income	(5,088)	(4,464)
Realized Capital Gain	—	—
Total Distributions	(5,088)	(4,464)
Capital Share Transactions
Issued	42,882	94,847
Issued in Lieu of Cash Distributions	4,881	4,238
Redeemed	(77,374)	(157,944)
Net Increase (Decrease) from Capital Share Transactions	(29,611)	(58,859)
Total Increase (Decrease)	46,757	(137,629)
Net Assets
Beginning of Period	593,750	731,379
End of Period[1]	640,507	593,750

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000,000) and $1,916,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Growth Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.60	$9.46	$13.18	$10.52	$10.05	$8.68
Investment Operations
Net Investment Income	.032	.085	.015	.020	(.009)	.001
Net Realized and Unrealized Gain (Loss)
on Investments	1.173	(.883)	(3.720)	2.640	.480	1.380
Total from Investment Operations	1.205	(.798)	(3.705)	2.660	.471	1.381
Distributions
Dividends from Net Investment Income	(.075)	(.062)	(.015)	—	(.001)	(.011)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.075)	(.062)	(.015)	—	(.001)	(.011)
Net Asset Value, End of Period	$9.73	$8.60	$9.46	$13.18	$10.52	$10.05

Total Return[1]	14.07%	-8.25%	-28.15%	25.29%	4.69%	15.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$641	$594	$731	$975	$759	$713
Ratio of Total Expenses to
Average Net Assets[2]	0.54%[3]	0.51%	0.72%	0.68%	0.91%	0.88%
Ratio of Net Investment Income to
Average Net Assets	0.72%[3]	1.10%	0.18%	0.14%	(0.04%)	0.01%
Portfolio Turnover Rate	53%[3]	98%	222%	131%	147%	147%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.09%), 0.08%, 0.04%, 0.19%, and 0.11%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund.

A. The following significant accounting policies conform to generally acceptedaccounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valuedas of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valuedat the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valuedat the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valuedat their fair values calculatedaccording to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valuedat that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valuedusing the latest bid prices orusing valuations based ona matrix system (which considers such factors as security prices, yields, maturities, and ratings), bothas furnished by independent pricing services. Other temporary cash investments are valuedat amortized cost, whichapproximates market value.

2. Foreign Currency: Securities and otherassets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealizedappreciation

(depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of otherassets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recordedas realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve adesiredlevel of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valuedat their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealizedappreciation (depreciation) until the contracts are closed, when they are recordedas realized futures gains (losses).

16

Growth Equity Fund

4. Federal Income Taxes: The fund intends to continue to qualify as aregulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be securedat all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are onloan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Jennison Associates LLC each provide investment advisory services to a portion of the fund for fees calculatedat an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance since June 30, 2008, relative to the S&P 500 Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance since March 31, 2009, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cashreserves of the fund on an at-cost basis.

For the six months ended March 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before adecrease of $78,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund undermethods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs ormethodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

17

Growth Equity Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	624,619	—	—
Temporary Cash Investments	30,870	2,197	—
Futures Contracts—Liabilities[1]	(101)	—	—
Total	655,388	2,197	—

1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealizedappreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2010	56	16,313	277

Unrealizedappreciation (depreciation) on open futures contracts is required to be treatedas realized gain (loss) for tax purposes.

F. Distributions are determined ona tax basis and may differ fromnet investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, orloss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2010, the fund realizednet foreign currency gains of $1,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified fromaccumulatednet realizedlosses to overdistributednet investment income.

18

Growth Equity Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $538,056,000 to offset future net capital gains of $327,753,000 through September 30, 2010, $136,482,000 through September 30, 2011, and $73,821,000 through September 30, 2017. In addition, the fund realizedlosses of $156,681,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treatedas realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $579,892,000. Net unrealizedappreciation of investment securities for tax purposes was $77,794,000, consisting of unrealized gains of $98,484,000 on securities that had risen in value since their purchase and $20,690,000 in unrealizedlosses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2010, the fund purchased $156,078,000 of investment securities and sold $168,311,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	4,686	12,991
Issued in Lieu of Cash Distributions	535	629
Redeemed	(8,416)	(21,902)
Net Increase (Decrease) in Shares Outstanding	(3,195)	(8,282)

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,140.69	$2.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.24	2.72

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreements with Baillie Gifford Overseas Ltd. and Jennison Associates LLC. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board basedits decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factordetermined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the firms. The board noted the following:

Baillie Gifford Overseas Ltd. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. The advisor employs a sound process to build a diversified portfolio of high-quality growth stocks. Stocks are selectedusing fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. Baillie Gifford has manageda portion of the fund since 2008.

Jennison Associates LLC. Jennisonis an indirect, wholly owned subsidiary of Prudential Financial Inc., founded in 1969. The investment team at Jennisonuses internal fundamental research, bottom-up stock selection, and a highly interactive stock-selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When evaluating a company for purchase or sale, analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has adviseda portion of the fund since 2009.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and the fund’s peer-group average. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Informationabout the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group, and that the fund’s advisory fee rate was also well below the fund’s peer-group average rate. Informationabout the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes informationabout the fund’s advisory fee rate.

The board did not consider profitability of Baillie Gifford and Jennison in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-lengthnegotiations.

22

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford and Jennison. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again aftera one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., whichis owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More informationabout the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052010

Vanguard PRIMECAP Core Fund
Semiannual Report

March 31, 2010

> Vanguard PRIMECAP Core Fund returned about 12% for the six months ended March 31, 2010, ahead of the average return of peer funds and in line with the benchmark index’s return.

> Industrial and consumer discretionary stocks made exceptional contributions to the fund’s results.

> Information technology and health care, the fund’s two largest sectors, had respectable returns, although some health care holdings disappointed.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
				Total
				Returns
Vanguard PRIMECAP Core Fund				11.97%
MSCI US Prime Market 750 Index				12.05
Multi-Cap Core Funds Average				11.00
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$11.42	$12.69	$0.094	$0.000

Chairman’s Letter

Dear Shareholder,

The fund’s new fiscal year began on a much brighter note than the year before, as the stock market rally continued, almost uninterrupted. For the six months ended March 31, Vanguard PRIMECAP Core Fund returned 11.97%—the fund’s best fiscal first half since its inception in December 2004. This performance placed it nearly a percentage point ahead of the average return of multi-capitalization core funds and in line with the return of the MCSI US Prime Market 750 Index.

The low-turnover portfolio reflects the key investment themes of PRIMECAP Management Company, the fund’s advisor: continued optimism about the growth prospects for technology and health care stocks, and concern about leverage in the financial sector. Although tech and health care stocks (which, together, represented almost half of the fund’s holdings) supported the fund’s return in the first half, the smaller consumer discretionary and industrial sectors were the best performers. And, compared with the benchmark, some of the fund’s health care holdings pulled down results.

Stock market rally continued despite a few minor setbacks

After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthi-ness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform developed-market stocks.

Investors still favored riskier bond options

The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Stocks sensitive to the economy delivered winning performances

As the recession gave way to economic recovery, the consumer discretionary and industrial sectors—whose corporate fortunes are more exposed to the ups and downs of the business cycle—were able to shine again. Together, they represented less than one-third of fund assets but contributed more than half of the fund’s return in the six months.

With a return of almost 24%, the industrial sector was the best performer in the fund, lifted by top-ten holdings Southwest Airlines and Boeing. Other major contributors and beneficiaries of the economy’s turnaround included FedEx, United Parcel Service, and Caterpillar.

The consumer discretionary sector was close behind, with a return of more than 21%, as more-confident consumers began to loosen the tight grip on their wallets. Notable contributors included Amazon.com, Whirlpool, Sony, DIRECTV, and top-ten holding Bed Bath & Beyond.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.54%	1.20%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Core Funds.

Technology and health care, the fund’s largest sectors, have often played a leading role in the fund’s performance, although they yielded the spotlight during the past six months. The fund’s tech stocks returned more than 13%, powered by diverse holdings such as SanDisk (a manufacturer of storage systems and services, including removable cards and flash memory devices), ASML Holding (a Netherlands-based supplier of lithography systems used in microchip manufacturing), Google, and software companies Oracle and Intuit. In January, Oracle completed its acquisition of hardware-maker Sun Microsystems.

Performance among the fund’s health care holdings was mixed, against the backdrop of the protracted reform debate, which continued after a bill to overhaul the country’s health care system was signed into law in March. After declining during the fiscal year that ended in September, major pharmaceutical stocks Eli Lilly and Novartis, both among the fund’s top ten holdings, were strong contributors to first-half returns. They were joined by medical device-maker Medtronic, analytical instrument-maker Waters, and Biogen Idec. However, Boston Scientific and Amgen came up short because of issues involving particular products.

When comparing the fund’s performance with that of its benchmark, it’s important to keep in mind some important differences. For example, the PRIMECAP Core Fund typically holds only about one-fifth the number of stocks in its benchmark index. And the advisor has selected some stocks that are not in the benchmark, such as Potash Corp. of Saskatchewan, ASML Holding, Sony, and Canadian paper-maker Domtar—the fund’s best-performing stock in this period.

That said, the advisor’s choices in eight of the ten sectors, including the decision to maintain light exposure to the financial sector, boosted performance relative to the benchmark. Health care notably weighed on the fund’s relative return, and Monsanto held back the materials sector.

Slow and steady often wins in the real world, too

Vanguard PRIMECAP Core Fund marked its fifth anniversary in December. During the half-decade, PRIMECAP Management Company has ably kept a steady hand on the tiller of your fund while navigating through both choppy waters and calm seas. This patient, disciplined approach can serve as a useful model in your own financial plans.

Whether markets are up or down, Vanguard cautions investors to tune out the daily noise in the marketplace and not to judge results based on short time periods. This is especially true for the PRIMECAP Core Fund, whose advisor researches companies intensively, seeking those that are underappreciated and that have the potential for superior growth over an investment horizon of three to five years. Shareholders can benefit from this longer-term perspective, which also helps to minimize trading costs, and from an overall expense ratio that is considerably lower than the peer-fund average.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 20, 2010

Advisor’s Report

Vanguard PRIMECAP Core Fund returned 11.97% for the six months ended March 31, 2010, ahead of the 11.00% average return of multi-capitalization core fund competitors and in line with the 12.05% return of its unmanaged MSCI US Prime Market 750 Index. Although the fund’s holdings in technology, which remains the fund’s largest sector, produced good returns, some of the fund’s top performers were industrial and consumer discretionary stocks. Health care, the second-largest sector, underper-formed the benchmark because of poor stock selection.

Investment environment

Equity markets have rebounded strongly since early March 2009, when most major indexes had fallen to bear-market lows. By the end of calendar-year 2009, the rally had propelled the S&P 500 Index to a total return of more than 67% from the market low, and advances continued through March. However, even with this spectacular comeback, the prices of many stocks remain below the peaks reached in October 2007.

Although an “official” end to what is likely to have been the longest U.S. recession since the 1930s has not yet been declared, consumers and investors have been heartened by signs of an economy on the mend. The U.S. economy has now registered two consecutive quarters of growth in Gross Domestic Product (GDP)—and most economists expect another positive report when first quarter 2010 GDP is released in late April. [Editor’s note: On April 30, the Commerce Department reported first quarter GDP growth of 3.2%.]

At the same time, many economic indicators remain weak, the national unemployment rate hovers near 10%, the housing market continues to struggle, consumer balance sheets remain highly leveraged, and state and local governments face major fiscal crises.

In the fund’s October annual report, we noted that equity investment opportunities were no longer as compelling as they were in early 2009, when valuations were at near-term lows. Since then, valuations have risen, but we continue to find buying opportunities in stocks of companies that we view to have long-term fundamentals that will evolve significantly better than current valuation suggests.

Management of the fund

We continue to manage the PRIMECAP Core Fund with a long-term perspective, with the expectation that the fund’s choices will outperform the market over a three- to five-year horizon. We rely on rigorous fundamental research and meet with company management, competitors, suppliers, and customers to help identify potential opportunities, as well as to reassess our conviction in the fund’s holdings.

Our investment process has led us to build significant investments in technology and health care over the years. Together, these two sectors accounted for less than one-third of the benchmark’s weighting, on average, during the six months, but they represented almost half of the value of the fund.

Technology

We believe many technology stocks continue to have reasonable valuations, and we remain enthusiastic about prospects for growth. For example, we believe the transition to mobile computing, in particular to mobile Internet use with smartphones, is still in its infancy and is creating many attractive opportunities.

There are more than 4.8 billion mobile phone subscriptions around the world, and more than 1.6 billion Internet users, but less than 10% of total mobile phones are data-centric smartphones. We anticipate that millions of customers, especially in the emerging markets, which often lack land lines and other infrastructure, will adopt smartphones as the main way, and sometimes the only way, to access the Internet.

Among the fund’s holdings that we believe are well-positioned to capitalize on these opportunities are Oracle (database, cloud computing, hardware, and software), Qualcomm (smartphone chips and licensing), and Ericsson (communications infrastructure). Oracle (+24%), one of the fund’s ten largest holdings, was one of the top contributors to the fund’s six-month return. In January, Oracle completed its acquisition of Sun Microsystems (whose products include computer servers and storage), giving the combined company an expanded role in addressing datacenter needs. Oracle has a strong balance sheet, which allows it to have greater financial flexibility.

One of the largest purchases in the fund during the last six months was video game maker Electronic Arts, a company that we believe is well-positioned to benefit from a recent restructuring and the upcoming introduction of new games. While it is difficult to predict the reaction to new games, sales are typically higher when there is a large, well-established installed base of consoles for the current generation of video game platforms.

In terms of sales, we opportunistically decreased the fund’s position in ASML Holding.

Health care

We believe there are several demographic trends that favor growth in global demand for health care products and services: rising disposable income, increasing life expectancy, an aging population, and untapped demand in the emerging markets.

We see some of the most compelling opportunities in biotechnology, which is at the forefront of today’s unmet medical needs. For example, biotechnology companies are developing monoclonal antibodies that are able to target and kill specific cancer cells—a significant improvement over chemotherapy. Furthermore, biotechnology drugs and therapies do not face the threat of generic competition in the same manner as small-molecule pharmaceutical products, effectively extending the pricing power for their developer.

Amgen was one of the largest purchases in the fund during the last six months. The company continues to await approval from the Food and Drug Administration for Prolia (the brand name for denosumab), a new treatment for osteoporosis. We also increased the fund’s holdings in Boston Scientific. Although the stock price suffered because of a March recall of implantable cardiac defibrillators, we believe the long-term prospects for the company are not reflected in its current market valuation. Both stocks detracted from the fund’s six-month performance.

On the positive side, Medtronic put product-related issues behind it and made a strong contribution to six-month results, along with pharmaceutical holdings Eli Lilly and Novartis.

Health care reform has been at the forefront of media coverage and public discussion over the past year. Last October, we noted that the fund’s biotechnology holdings were intrinsically less vulnerable to the proposed changes; we continue to believe that this is the case now that legislation has been passed. Some pharmaceutical companies and equipment makers could benefit as several million more Americans gain access to health insurance. However, longer-term, the new legislation raises concerns about the possibility of price controls, which could discourage innovation.

Other sector highlights

In addition to outsized holdings in technology and health care, the fund was overweight in consumer discretionary and industrial stocks. This worked to the fund’s advantage as the two sectors were the top performers in the MSCI Prime Market 750 Index over the past six months—and in the fund.

After struggling last year, top-ten holdings Southwest Airlines and Boeing were among the top contributors to the fund’s six-month return. Southwest Airlines reported record load levels for the second half of calendar-year 2009, and Boeing’s delayed 787 “Dreamliner” aircraft have been successfully undergoing test flights. Two other stocks in the industrial sector, FedEx and United Parcel Service, also contributed to the fund’s performance.

Consumer discretionary stocks often outperform in the early stages of a recovery, and the fund’s holdings were no exception, making strong contributions to the fund’s return in the last fiscal year. Perhaps more unusual is that many of these companies also outperformed in the six months through March, a trend that is not as likely to continue. Some of the fund’s top contributors were Amazon.com, Whirlpool, and Sony.

The fund is underweight in the energy sector relative to its benchmark. However, the companies in the fund are more focused on oil and gas exploration and production and drilling equipment and services. These areas tend to have more direct exposure to energy price cycles than some of the major integrated companies. EOG Resources and Noble Energy, two independent producers, each posted returns of more than 11%.

Although we are still significantly underweight in financials, we increased the fund’s position in Marsh & McLennan Cos., one of the world’s largest insurance brokers. We have confidence in the company’s new management team, profit margins are recovering, and growth prospects look favorable.

Outlook

We have seen a significant rally in stocks over the past year, and we are more cautious in our outlook. The stock market is a leading indicator of trends in the broad economy. Our concerns are that valuations in the stock market are anticipating a more rapid recovery than is likely to occur. After the global economic slowdown and the near-collapse of major financial markets, we believe it will take more time to return to “normal.”

While financial markets have stabilized, thanks to dramatic and unprecedented actions by the government and the Federal Reserve Board, many businesses and consumers still find it difficult to access credit.

The federal government’s large-scale intervention, not only in the financial markets but also in the broader economy, is likely to have consequences for the investment environment for some time to come. We have not yet seen the full effect of various programs, such as those to stimulate the adoption of renewable energy and the first-time homebuyer’s tax credit, but costs to taxpayers are certain. In the long run, we believe that market forces are more efficient allocators of resources than governments are.

Questions about these government programs, as well as the Fed’s “exit strategy,” including steps to begin draining liquidity from the system and the timing of a possible increase in the target for short-term interest rates, add to the uncertain outlook. So does the prospect of inflation, stemming from the extensive spending on various rescue programs. For now, very low short-term rates are keeping intermediate- and longer-term rates in check.

We will, as always, rely on our in-depth, fundamental, and proprietary research to identify companies with revenues and profits that, in our judgment, will grow more rapidly than the expectations that are reflected in their current valuations.

We remain focused on investing in the stocks of companies with global competitive advantages, innovative products, growing markets, and strong balance sheets, if we can buy them at what we believe is an attractive price.

Joel P. Fried
Portfolio Manager

Mitchell J. Milias
Portfolio Manager

PRIMECAP Management Company

Theo A. Kolokotrones
Portfolio Manager

David H. Van Slooten
Portfolio Manager

Howard B. Schow
Portfolio Manager

Alfred W. Mordecai
Portfolio Manager

April 23, 2010

PRIMECAP Core Fund

Fund Pro le
As of March 31, 2010

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Number of Stocks	136	751	4,159
Median Market Cap $31.4B		$37.4B	$31.4B
Price/Earnings Ratio	23.7x	21.6x	23.0x
Price/Book Ratio	2.9x	2.2x	2.2x
Return on Equity	19.5%	20.2%	19.1%
Earnings Growth Rate	8.2%	7.5%	6.9%
Dividend Yield	1.4%	1.8%	1.7%
Foreign Holdings	14.8%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.54%	—	—
30-Day SEC Yield	0.17%	—	—
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Consumer
Discretionary	14.6%	10.2%	11.0%
Consumer Staples	2.2	10.6	9.8
Energy	5.9	11.1	10.0
Financials	5.4	15.9	17.3
Health Care	22.4	12.5	12.4
Industrials	16.3	10.7	10.9
Information
Technology	25.2	19.0	18.5
Materials	7.3	3.7	4.0
Telecommunication
Services	0.3	2.8	2.6
Utilities	0.4	3.5	3.5

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	Index
R-Squared	0.95	0.95
B eta	0.95	0.93
These measures show the degree and timing of the fund’s
uctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	4.0%
Eli Lilly & Co.	Pharmaceuticals	3.1
Roche Holding AG	Pharmaceuticals	2.8
Novartis AG ADR	Pharmaceuticals	2.6
Medtronic Inc.	Health Care
	Equipment	2.6
Southwest Airlines Co.	Airlines	2.4
Marsh & McLennan Cos.	Insurance Brokers
Inc.		2.3
Boeing Co.	Aerospace &
	Defense	2.3
Bed Bath & Beyond Inc.	Homefurnishing
	Retail	2.1
Oracle Corp.	Systems Software	2.1
Top Ten		26.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.51%.

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004, Through March 31, 2010

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Since
	Date	Year	Years	Inception
PRIMECAP Core Fund	12/9/2004	48.69%	6.03%	5.99%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)
Consumer Discretionary (14.1%)
*	Bed Bath & Beyond Inc.	2,301,491	100,713
	Whirlpool Corp.	911,200	79,502
*	Amazon.com Inc.	506,000	68,679
	Sony Corp. ADR	1,555,600	59,611
	TJX Cos. Inc.	1,271,225	54,053
*	CarMax Inc.	2,003,700	50,333
*	Kohl’s Corp.	855,900	46,886
*	DIRECTV Class A	1,377,325	46,567
	Walt Disney Co.	1,240,600	43,309
	Mattel Inc.	1,298,200	29,521
	Target Corp.	396,250	20,843
	Best Buy Co. Inc.	442,600	18,828
	Nordstrom Inc.	440,400	17,990
	Lowe’s Cos. Inc.	725,900	17,596
	Carnival Corp.	370,000	14,386
	Chico’s FAS Inc.	850,000	12,257
	Expedia Inc.	108,250	2,702
*	Eastman Kodak Co.	300,000	1,737
			685,513
Consumer Staples (2.1%)
	Kellogg Co.	765,500	40,901
	Procter & Gamble Co.	298,000	18,854
	PepsiCo Inc.	234,400	15,508
	Avon Products Inc.	428,500	14,513
	Costco Wholesale Corp.	100,000	5,971
	Sysco Corp.	200,000	5,900
			101,647
Energy (5.7%)
	Schlumberger Ltd.	1,039,500	65,967
	EOG Resources Inc.	505,200	46,953
	National Oilwell Varco Inc.	892,300	36,210
	Cabot Oil & Gas Corp.	630,000	23,184
	EnCana Corp.	699,900	21,718
	Cenovus Energy Inc.	639,100	16,751
	Noble Energy Inc.	200,000	14,600
	Peabody Energy Corp.	240,000	10,968

			Market
			Value•
		Shares	($000)
	ConocoPhillips	179,000	9,159
	Murphy Oil Corp.	147,000	8,260
*	Exterran Holdings Inc.	250,000	6,043
*	Transocean Ltd.	66,000	5,701
*	Pride International Inc.	120,000	3,613
	Petroleo Brasileiro SA ADR
	Type A	80,000	3,167
*	Southwestern Energy Co.	50,000	2,036
	Petroleo Brasileiro SA ADR	39,600	1,762
	Noble Corp.	20,000	836
*	Seahawk Drilling Inc.	32,666	616
			277,544
Financials (5.2%)
	Marsh &
	McLennan Cos. Inc.	4,640,000	113,309
*	Berkshire Hathaway Inc.
	Class B	640,000	52,013
	Chubb Corp.	600,000	31,110
	Discover Financial
	Services	1,295,400	19,301
	Wells Fargo & Co.	550,000	17,116
	Progressive Corp.	600,000	11,454
	Bank of New York
	Mellon Corp.	216,982	6,700
			251,003
Health Care (21.6%)
*	Amgen Inc.	3,290,300	196,628
	Eli Lilly & Co.	4,173,800	151,175
	Roche Holding AG	824,000	133,826
	Novartis AG ADR	2,360,500	127,703
	Medtronic Inc.	2,763,500	124,441
*	Waters Corp.	953,600	64,406
*	Biogen Idec Inc.	1,044,900	59,936
	GlaxoSmithKline PLC ADR	1,532,900	59,047
*	Boston Scientific Corp.	7,657,900	55,290
	Johnson & Johnson	597,000	38,924
	Sanofi-Aventis SA ADR	611,200	22,835
	Pfizer Inc.	392,000	6,723

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
*	Illumina Inc.	164,500	6,399
*	Cerner Corp.	36,000	3,062
			1,050,395
Industrials (15.7%)
	Southwest Airlines Co.	8,735,025	115,477
	Boeing Co.	1,537,900	111,667
	United Parcel Service Inc.
	Class B	1,186,515	76,423
	Honeywell
	International Inc.	1,535,000	69,489
	FedEx Corp.	709,200	66,239
	Caterpillar Inc.	746,950	46,946
*	McDermott
	International Inc.	1,730,500	46,585
	Expeditors International
	of Washington Inc.	1,047,000	38,655
*	AMR Corp.	3,237,740	29,496
	Rockwell Automation Inc.	457,000	25,757
	Union Pacific Corp.	326,150	23,907
	Norfolk Southern Corp.	416,700	23,289
	CH Robinson
	Worldwide Inc.	310,000	17,314
^	Ritchie Bros
	Auctioneers Inc.	684,500	14,737
	SPX Corp.	220,000	14,590
	Canadian Pacific
	Railway Ltd.	231,430	13,016
	Deere & Co.	99,000	5,887
	Cummins Inc.	93,700	5,805
*	Chicago Bridge &
	Iron Co. NV	236,870	5,510
	Goodrich Corp.	77,500	5,465
	Avery Dennison Corp.	120,000	4,369
	Republic Services Inc.
	Class A	40,000	1,161
*	Jacobs Engineering
	Group Inc.	10,000	452
			762,236
Information Technology (24.3%)
	Oracle Corp.	3,913,500	100,538
*	Google Inc. Class A	168,500	95,541
*	Intuit Inc.	2,649,500	90,984
	ASML Holding NV	2,232,600	79,034
*	SanDisk Corp.	2,219,500	76,861
*	Electronic Arts Inc.	3,467,200	64,698
	Texas Instruments Inc.	2,594,400	63,485
*	Flextronics
	International Ltd.	7,965,000	62,446
	Telefonaktiebolaget LM
	Ericsson ADR	5,701,200	59,463
*	EMC Corp.	3,242,300	58,491
	Microsoft Corp.	1,989,200	58,224
	Intel Corp.	1,877,700	41,798

			Market
			Value•
		Shares	($000)
	QUALCOMM Inc.	964,500	40,499
	Corning Inc.	1,975,800	39,931
	Altera Corp.	1,625,000	39,504
*	Symantec Corp.	2,269,800	38,405
*	Research In Motion Ltd.	446,600	33,026
	Applied Materials Inc.	2,258,000	30,438
	Accenture PLC Class A	378,500	15,878
	Hewlett-Packard Co.	297,000	15,786
	KLA-Tencor Corp.	433,600	13,407
*	Cisco Systems Inc.	504,600	13,135
*	Motorola Inc.	1,764,000	12,383
*	eBay Inc.	304,600	8,209
*	Adobe Systems Inc.	195,400	6,911
*	NVIDIA Corp.	370,000	6,431
*	Agilent Technologies Inc.	170,000	5,846
*	Apple Inc.	17,000	3,994
	Activision Blizzard Inc.	205,000	2,472
*	Dell Inc.	125,000	1,876
	Xilinx Inc.	62,300	1,589
*	VMware Inc. Class A	17,400	927
	Intersil Corp. Class A	25,000	369
*	Verigy Ltd.	20,814	233
			1,182,812
Materials (7.0%)
	Potash Corp. of
	Saskatchewan Inc.	570,800	68,125
	Monsanto Co.	942,250	67,296
	Vulcan Materials Co.	1,280,300	60,481
	Praxair Inc.	465,208	38,612
	Newmont Mining Corp.	447,000	22,766
	FMC Corp.	350,000	21,189
	International Paper Co.	700,000	17,227
	Freeport-McMoRan
	Copper & Gold Inc.	198,000	16,541
	Weyerhaeuser Co.	262,699	11,892
*	Domtar Corp.	176,480	11,367
	Alcoa Inc.	366,900	5,225
			340,721
Telecommunication Services (0.3%)
*	Sprint Nextel Corp.	3,363,650	12,782
	AT&T Inc.	30,000	775
			13,557
Utilities (0.4%)
*	AES Corp.	1,003,000	11,033
	Edison International	200,000	6,834
	FPL Group Inc.	56,700	2,740
			20,607
Total Common Stocks
(Cost $4,082,749)			4,686,035

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (4.0%)
Money Market Fund (4.0%)
1,2 Vanguard Market
Liquidity Fund, 0.183%
(Cost $193,555)	193,555,230	193,555
Total Investments (100.4%)
(Cost $4,276,304)		4,879,590
Other Assets and Liabilities (-0.4%)
Other Assets		13,388
Liabilities[2]		(32,255)
		(18,867)
Net Assets (100%)
Applicable to 383,139,089 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,860,723
Net Asset Value Per Share		$12.69

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,336,176
Undistributed Net Investment Income	10,846
Accumulated Net Realized Losses	(89,568)
Unrealized Appreciation (Depreciation)
Investment Securities	603,286
Foreign Currencies	(17)
Net Assets	4,860,723

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,887,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $7,038,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Core Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1]	36,195
Interest[2]	241
Security Lending	80
Total Income	36,516
Expenses
Investment Advisory Fees—Note B	7,140
The Vanguard Group—Note C
Management and Administrative	3,948
Marketing and Distribution	497
Custodian Fees	42
Shareholders’ Reports	28
Trustees’ Fees and Expenses	4
Total Expenses	11,659
Net Investment Income	24,857
Realized Net Gain (Loss)
Investment Securities Sold	5,760
Foreign Currencies	(11)
Realized Net Gain (Loss)	5,749
Change in Unrealized Appreciation (Depreciation)
Investment Securities	483,606
Foreign Currencies	(16)
Change in Unrealized Appreciation (Depreciation)	483,590
Net Increase (Decrease) in Net Assets Resulting from Operations	514,196

1 Dividends are net of foreign withholding taxes of $1,595,000.
2 Interest income from an affiliated company of the fund was $241,000.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,857	33,989
Realized Net Gain (Loss)	5,749	(73,798)
Change in Unrealized Appreciation (Depreciation)	483,590	231,060
Net Increase (Decrease) in Net Assets Resulting from Operations	514,196	191,251
Distributions
Net Investment Income	(35,722)	(34,373)
Realized Capital Gain	—	—
Total Distributions	(35,722)	(34,373)
Capital Share Transactions
Issued	398,865	1,403,364
Issued in Lieu of Cash Distributions	32,212	30,939
Redeemed[1]	(293,830)	(599,122)
Net Increase (Decrease) from Capital Share Transactions	137,247	835,181
Total Increase (Decrease)	615,721	992,059
Net Assets
Beginning of Period	4,245,002	3,252,943
End of Period[2]	4,860,723	4,245,002

1 Net of redemption fees for fiscal 2010 and 2009 of $407,000 and $1,191,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $10,846,000 and $21,722,000.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Core Fund

Financial Highlights

	Six Months					Dec. 9,
	Ended					2004[1] to
For a Share Outstanding	March 31,			Year Ended September 30,		Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.42	$11.41	$14.03	$12.28	$10.98	$10.00
Investment Operations
Net Investment Income	.064	.097	.138[2]	.095	.090	.030
Net Realized and Unrealized Gain (Loss)
on Investments	1.300	.030	(2.417)	1.861	1.289	.950
Total from Investment Operations	1.364	.127	(2.279)	1.956	1.379	.980
Distributions
Dividends from Net Investment Income	(.094)	(.117)	(.110)	(.095)	(.050)	—
Distributions from Realized Capital Gains	—	—	(.231)	(.111)	(.029)	—
Total Distributions	(.094)	(.117)	(.341)	(.206)	(.079)	—
Net Asset Value, End of Period	$12.69	$11.42	$11.41	$14.03	$12.28	$10.98

Total Return[3]	11.97%	1.45%	-16.52%	16.10%	12.61%	9.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,861	$4,245	$3,253	$3,305	$2,208	$942
Ratio of Total Expenses to
Average Net Assets	0.51%[4]	0.54%	0.50%	0.55%	0.60%	0.72%[4]
Ratio of Net Investment Income to
Average Net Assets	1.09%[4]	1.10%	1.12%[2]	0.73%	0.90%	0.58%[4]
Portfolio Turnover Rate	4%[4]	5%	9%	10%	5%	6%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.027 and 0.23%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
3 Total returns do not reflect the 1% transaction fee on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2010, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $893,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,552,209	133,826	—
Temporary Cash Investments	193,555	—	—
Total	4,745,764	133,826	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2010, the fund realized net foreign currency losses of $11,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

During the six months ended March 31, 2010, the fund realized $6,396,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

PRIMECAP Core Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $15,115,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $73,818,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2010, the cost of investment securities for tax purposes was $4,276,304,000. Net unrealized appreciation of investment securities for tax purposes was $603,286,000, consisting of unrealized gains of $842,669,000 on securities that had risen in value since their purchase and $239,383,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2010, the fund purchased $350,680,000 of investment securities and sold $112,668,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	33,502	148,431
Issued in Lieu of Cash Distributions	2,634	3,602
Redeemed	(24,700)	(65,435)
Net Increase (Decrease) in Shares Outstanding	11,436	86,598

H. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,119.75	$2.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.39	2.57

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since its inception.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010

VANGUARD FENWAY FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, is Incorporated by Reference.